SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 4.750% Senior Notes due 2030

On October 24, 2019 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “CCOH Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $500.0 million aggregate principal amount of 4.750% Senior Notes due 2030 (the “New 2030 Notes”). The New 2030 Notes will form part of the same series as the $1.35 billion aggregate principal amount of the CCOH Issuers’ 4.750% Senior Notes due 2030 issued on October 1, 2019 (the “Existing 2030 Notes” and, together with the New 2030 Notes, the “2030 Notes”). The New 2030 Notes will be issued as additional notes pursuant to the Second Supplemental Indenture entered into October 1, 2019 with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Notes Trustee”), in connection with the issuance of the Existing 2030 Notes and the terms thereof (the “Second Supplemental Indenture”). The Second Supplemental Indenture supplements a base indenture entered into on May 23, 2019, by and among the CCOH Issuers and the Senior Notes Trustee (the “Senior Notes Base Indenture” and, together with the Second Supplemental Indenture, the “Senior Notes Indenture”). The 2030 Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The 2030 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Senior Notes Indenture

The Senior Notes Indenture provides, among other things, that the 2030 Notes are general unsecured obligations of the CCOH Issuers. The 2030 Notes are not guaranteed.

Interest is payable on the 2030 Notes on each March 1 and September 1, commencing March 1, 2020.

At any time and from time to time prior to September 1, 2024, the CCOH Issuers may redeem the outstanding 2030 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such 2030 Notes to the redemption date, plus a make-whole premium. On or after September 1, 2024, the CCOH Issuers may redeem some or all of the outstanding 2030 Notes at redemption prices set forth in the Second Supplemental Indenture. In addition, at any time prior to September 1, 2022, the CCOH Issuers may redeem up to 40% of the of the 2030 Notes using proceeds from certain equity offerings at a redemption price equal to 104.750% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such Notes to the redemption date, provided that certain conditions are met.

The terms of the Senior Notes Indenture, among other things, limit the ability of the CCOH Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Second Supplemental Indenture), the CCOH Issuers will be required to make an offer to purchase all of the 2030 Notes at a price equal to 101% of the aggregate principal amount of the 2030 Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Senior Notes Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Senior Notes Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Senior Notes Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2030 Notes may declare all the 2030 Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the sale of the New 2030 Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the New 2030 Notes, dated as of the Closing Date (the “Registration Rights Agreement”), with BofA Securities, Inc., as representative of the several Purchasers (as defined in the Registration Rights Agreement). Under the Registration Rights Agreement, the CCOH Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the New 2030 Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following October 1, 2019. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the New 2030 Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the New 2030 Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

For a complete description of the Senior Notes Indenture and the 2030 Notes, please refer to copies of the Senior Notes Base Indenture, the Second Supplemental Indenture and the form of the 2030 Notes incorporated by reference as Exhibits 4.1, 4.2 and 4.3, respectively. A copy of the Registration Rights Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the Senior Notes Base Indenture, the Second Supplemental Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Issuance of 4.800% Senior Secured Notes due 2050

On the Closing Date, Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “CCO Issuers”) issued $1.50 billion aggregate principal amount of 4.800% Senior Secured Notes due 2050 (the “2050 Notes”). The offering and sale of the 2050 Notes were made pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 22, 2017 and a prospectus supplement dated October 15, 2019.

In connection therewith, the CCO Issuers entered into the below agreement.

Secured Notes Indenture

On the Closing Date, the CCO Issuers, CCO Holdings, as parent guarantor (the “Parent Guarantor”), and the other guarantors party thereto entered into a Fifteenth Supplemental Indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Secured Notes Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), in connection with the issuance of the 2050 Notes and the terms thereof (the “Fifteenth Supplemental Indenture”). The Fifteenth Supplemental Indenture supplements a base indenture entered into on July 23, 2015, by and among the CCO Issuers, CCO Safari II, LLC, the Secured Notes Trustee and the Collateral Agent (the “Secured Notes Base Indenture” and, together with the Fifteenth Supplemental Indenture, the “Secured Notes Indenture”) providing for the issuance of senior secured notes of the CCO Issuers generally.

The Secured Notes Indenture provides, among other things, that interest is payable on the 2050 Notes on each March 1 and September 1, commencing March 1, 2020.

At any time and from time to time prior to September 1, 2049, the CCO Issuers may redeem the outstanding 2050 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after September 1, 2049, the CCO Issuers may redeem some or all of the outstanding 2050 Notes at a redemption price equal to 100% of the principal amount of the 2050 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date.

The 2050 Notes are senior secured obligations of the CCO Issuers. The 2050 Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the CCO Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The 2050 Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the CCO Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Secured Notes Indenture, among other things, limit the ability of the CCO Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Secured Notes Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Secured Notes Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the 2050 Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2050 Notes may declare all the 2050 Notes to be due and payable immediately.

For a complete description of the Secured Notes Indenture and the 2050 Notes, please refer to copies of the Secured Notes Base Indenture, incorporated by reference as Exhibit 4.4, and the Fifteenth Supplemental Indenture and the form of the 2050 Notes filed herewith as Exhibits 4.5 and 4.6, respectively, which are incorporated herein by reference. The foregoing descriptions of the Secured Notes Base Indenture, the Fifteenth Supplemental Indenture and the 2050 Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Amendment No. 1 to the Amended and Restated Credit Agreement

On the Closing Date, CCO and CCO Holdings and certain of CCO’s subsidiaries entered into that certain Amendment No. 1 (“Amendment No. 1”) with the Lenders (as defined therein) party thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”), to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, by and among CCO, CCO Holdings, certain of CCO’s subsidiaries, the Lenders party thereto and the Administrative Agent (such credit agreement as in effect immediately prior to Amendment No. 1, the “Existing Credit Agreement” and as amended by Amendment No. 1, the “Amended Credit Agreement”).

The changes to the Existing Credit Agreement include, among other things, (i) converting (x) approximately $2.4 billion of existing Term B Loans into Term B-1 Loans and (y) approximately $3.8 billion of the remaining existing Term B Loans into Term B-2 Loans, (ii) converting (x) approximately $158 million of the existing Term A-2 Loans and (y) 100% of the approximately $3.9 billion existing Term A-3 Loans into a new tranche of Term A-4 Loans and (iii) extending the maturity of and reducing the pricing with respect to approximately $4.5 billion of the $4.75 billion revolving credit facility.

(i) (A) the Term B-1 Loans, at the option of CCO, bear interest at the Eurodollar Rate plus 1.75% or ABR plus 0.75% and (B) the maturity date of the Term B-1 Loans is April 30, 2025 (unchanged from the Term B Maturity Date in the Existing Credit Agreement);

(ii) (A) the Term B-2 Loans, at the option of CCO, bear interest at the Eurodollar Rate plus 1.75% or ABR plus 0.75% and (B) the maturity date of the Term B-2 Loans is February 1, 2027 (replacing the maturity date of the prior Term B Loans of April 30, 2025 for the portion of Term B Loans thereby converted);

(iii) (A) the Term A-4 Loans, at the option of CCO, bear interest at the Eurodollar Rate plus 1.25% or ABR plus 0.25% and (B) the maturity date of the Term A-4 Loans is February 1, 2025 (replacing the maturity date of the prior Term A-3 Loans of March 29, 2024 for the portion of Term A-3 Loans thereby converted and with the interest rate and maturity of the unconverted Term A-2 Loans unchanged from the Eurodollar Rate plus 1.50% or ABR plus 0.50% and March 31, 2023, respectively); and

(iv) (A) Revolving Loans made pursuant to the Revolving B Commitments, at the option of CCO, bear interest at the Eurodollar Rate plus 1.25% or ABR plus 0.25%, (B) the maturity date of Revolving Loans made pursuant to the Revolving B Commitments in effect on the Amendment No. 1 Effective Date is February 1, 2025 (with the interest rate and maturity date of Revolving Loans made pursuant to the Revolving A Commitments unchanged at the Eurodollar Rate plus 1.50% or ABR plus 0.50% and March 31, 2023, respectively).

A copy of Amendment No. 1 is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of this document.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the headings “Senior Notes Indenture,” “Secured Notes Indenture” and “Amendment No. 1 to the Amended and Restated Credit Agreement” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On the Closing Date, the Company issued press releases announcing the closings of the issuance and sale of the New 2030 Notes and the 2050 Notes and of Amendment No. 1. The press releases announcing the closings of the issuance and sale of the New 2030 Notes and the 2050 Notes and of Amendment No.1 are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1*	Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).

4.2*	Second Supplemental Indenture, dated as of October 1, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on October 7, 2019).

4.3*	Form of 4.750% Senior Notes due 2030 (included in Exhibit 4.2 hereto).

4.4*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).

4.5	Fifteenth Supplemental Indenture, dated as of October 24, 2019, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.6	Form of 4.800% Senior Secured Notes due 2050 (included in Exhibit 4.5 hereto).

10.1	Exchange and Registration Rights Agreement, dated October 24, 2019, relating to the 4.750% Senior Notes due 2030, among CCO Holdings, LLC, CCO Holdings Capital Corp. and BofA Securities, Inc., as representative of the several Purchasers (as defined therein).

10.2	Amendment No. 1, dated as of October 24, 2019, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain subsidiaries of Charter Communications Operating, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent.

99.1	Press release dated October 24, 2019, announcing the closing of the sale of the 4.750% Senior Notes due 2030.

99.2	Press release dated October 24, 2019, announcing the closing of the sale of the 4.800% Senior Secured Notes due 2050.

99.3	Press release dated October 21, 2019, announcing the closing of Amendment No. 1.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

* Incorporated by reference and not filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: October 30, 2019

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: October 30, 2019

CCO HOLDINGS CAPITAL CORP.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: October 30, 2019